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                                  EXHIBIT 99.1


                              FOR IMMEDIATE RELEASE

Contacts:     Mariner Health Care, Inc.                  Formation Capital, LLC
              Boyd Gentry                                Arnold Whitman
              Senior Vice President and Treasurer        Chief Executive Officer
              678-443-6872                               770-754-9660

                          MARINER HEALTH CARE ANNOUNCES
                 COMPLETION OF DIVESTITURE OF FLORIDA FACILITIES

ATLANTA, GEORGIA October 10, 2003 Mariner Health Care, Inc. (Mariner) (OTCBB:
MHCA) announced today that it has closed 19 of the previously announced sale of 20 Florida skilled nursing facilities (SNFs) to an affiliate of Formation Capital, LLC and Longwing Real Estate Ventures, LLC for $86 million. The remaining facility is subject to a joint venture arrangement and Mariner is in continuing discussions with its partner regarding the facility.

The purchase price consists of approximately $73 million in gross cash proceeds and a five-year subordinated promissory note in the approximate amount of $13 million. The net cash proceeds, after transaction costs and retirement of $11.4 million of facility specific mortgage debt, were approximately $52.5 million, which were used to reduce Mariner's outstanding senior term loan balance to approximately $156.3 million. Mariner was represented by CIBC World Markets Corp. in this transaction.

Mariner is headquartered in Atlanta, Georgia and certain of its subsidiaries and affiliates own and/or operate over 270 skilled nursing and assisted living facilities as well as 12 long-term acute care hospitals representing approximately 34,000 beds across the country.

Formation Capital, LLC, is an Atlanta, Georgia based investor and owner of senior housing properties. Longwing Real Estate Ventures, LLC, is a New York private investment company.

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Certain statements in this press release may constitute "forward-looking"
statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms.


Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2002 on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.


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